SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

               Date of earliest event reported: September 11, 2002

                            Global-Tech Capital Corp.
             (Exact name of registrant as specified in its charter)

        Nevada                     333-69414                    98-0191489
(State of Incorporation)    (Commission File Number)    (IRS Identification No.)

                            GLOBAL-TECH CAPITAL CORP.
                                 P. O. BOX 84037
                          BURNABY, B.C. V5A 4T9, CANADA

               (Address of principal executive offices)(Zip Code)

                                 (604) 889-1111

              (Registrant's telephone number, including area code)

             (Former name and address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure.

      On September 17, 2002, Global-Tech Capital Corp. (the "Corporation") announced the results of an on-site geological evaluation of its French Claim Property situated 60 kilometres northwest of Smithers, B.C. The purpose of the field review was to provide an assessment of the viability of undertaking the additional exploration work outlined in the property option agreement for the Phase One program. The exploration target at the French Claim Property is a copper-molybdenum +/- gold +/- silver deposit.

      During the evaluation, a total of sixteen rock samples collected from outcrop, trench rubble and abandoned drill core were submitted for multi-element ICP and gold analysis. Analysis was completed a the Teck Cominco Laboratory in Vancouver, B.C.

      Results from five of the collected samples returned weakly, geochemically anomalous results for two or more metallic elements, four samples contained similarly weak geochemically anomalous results. The two most anomalous samples were from interpreted cross-cutting structural trends, and returned weakly elevated levels of silver (7.6 and 6.3 ppm), arsenic (40 and 159 ppm), antimony (- and 148 ppm) and gold (32 and 100 ppb). The highest two analytical results for copper were also only weakly anomalous at, 505 and 767 ppm.

      The analytical results from the Corporation's preliminary exploration program at the French Claim Property were considerably lower than anticipated. Based on the results received and the present difficulty in financing for copper-molybdenum porphyry exploration, the Corporation will not be undertaking any further expenditure on the French Claim Property, at this time.

Item 6. Resignation of Registrant's Directors.

      Mr. Doug Turnbull, a director of the Corporation, resigned on September 11, 2002. Such resignation was not in connection with any disagreement between Mr. Turnbull and the Corporation on any matter relating to the Corporation's operations, policies or practices.


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBAL-TECH CAPITAL CORP.


                                       By: /s/ Michael Mitsiadis
                                           -------------------------------------
                                           Michael Mitsiadis
Dated: September 17, 2002                  President and Chief Financial Officer


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

                                                                     EXHIBIT "A"

                               Douglas S. Turnbull

September 11, 2002

Global Tech Corp.
P.O. Box 84037
Burnby, British Columbia
Canada, V5A 4T9

Attention: Board of Directors

Please accept this letter as notification that effective immediately, I will be resigning my directorship of Global Tech Corp. I wish the company the best of luck in its future endeavours.

Sincerely yours,

Douglas Turnbull

cc: M. Mitsiadis, D. Mallo, J. Serchio


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